1Q23 Supplemental Slides1 John McCallion Chief Financial Officer Exhibit 99.4 1 These slides highlight information in MetLife, Inc.'s earnings release, quarterly financial supplement and other prior public disclosures. Financial results in this presentation reflect LDTI accounting, pursuant to Financial Accounting Standards Board Accounting Standards Update No. 2018-12, which became effective on January 1, 2023. For more information, refer to "Explanatory Note on Non-GAAP and Other Financial Information."

2 Table of contents Topic Page No. Net income (loss) to adjusted earnings 3 Adjusted earnings, ex. total notable items, by segment 4 Variable investment income (VII) 5 Investments 7 Direct expense ratio 11 Cash & capital 12 Appendix 13

3 Net income (loss) to adjusted earnings 1Q23 (post-tax) $ in millions $ per share1 Net Income (Loss) $14 $0.02 Less: Net Investment Gains (Losses) (540) (0.69) Net Derivative Gains (Losses) (71) (0.09) Market Risk Benefit Gains (Losses) (149) (0.19) Investment Hedge Adjustments (209) (0.27) Other (201) (0.26) Adjusted Earnings $1,184 $1.52 1 The per share data for each item is calculated on a standalone basis and may not sum to the total.

4 ($ in millions - except per share data) 1Q23 1Q22 % Change % Change (Constant Rate) Key Drivers1 Favorable Unfavorable Group Benefits $307 $117 162% Underwriting Margins Retirement and Income Solutions 400 546 (27%) Investment Margins U.S. 707 663 7% Asia 280 599 (53%) (52%) Investment Margins Latin America 215 135 59% 51% Underwriting Margins; Volume Growth EMEA 60 55 9% 30% Investment Margins; Volume Growth MetLife Holdings 158 348 (55%) Investment Margins Corporate & Other (236) (105) Investment Margins Adjusted Earnings ex. Total Notable Items $1,184 $1,695 (30%) (29%) Adjusted EPS ex. Total Notable Items $1.52 $2.04 (25%) (25%) Adjusted earnings, ex. total notable items, by segment 1 To be discussed on MetLife, Inc.'s first quarter 2023 earnings conference call and audio webcast.

5 $24 ($44) $1,185 $389 ($53) 1Q22 2Q22 3Q22 4Q22 1Q23 1Q23 VII driven by lower venture capital and real estate returns1 ($ in millions - pre-tax) Private Equity Other 1 Quarterly target VII range of $500 million, based on full year 2023 guidance range of ~ $2.0 billion. $0

6 ($ in millions - post-tax1) 1Q22 2Q22 3Q22 4Q22 1Q23 Group Benefits $12 $7 $(1) $3 $— Retirement and Income Solutions 277 75 (35) 5 (3) U.S. 289 82 (36) 8 (3) Asia 288 101 (18) 4 (25) Latin America 16 16 — (3) (2) EMEA — — — — — MetLife Holdings 208 85 (21) 12 2 Corporate & Other 135 23 33 (1) (7) Total Variable Investment Income $936 $307 $(42) $20 $(35) 1 Assumes a 21% U.S. statutory tax rate. VII by segment

7 FY2020 FY2021 FY2022 1Q22 1Q23 Strong recurring income supported by higher interest rates and asset growth ($ in billions) Recurring income VII Net Investment Income1 $16.7 $3.8 $16.1 $5.7 $1.2 Roll Off vs. Reinvestment $15.6 $1.5 $1.2 New Money Yield Roll Off Yield 10-Year Treasury Yield 1Q20 3Q20 1Q21 3Q21 1Q22 3Q22 1Q23 0% 1% 2% 3% 4% 5% 6% 7% $4.6 5.82% 4.59% 3.47% 1 As reported, on an adjusted basis. $17.3 $21.3 $18.2 $5.0 $4.7

Global investment portfolio: High quality & resilient

1Q23 General Account AUM[1]



Cash and Short-Term[2]
5%
Other[5]
1%
Alternatives
3%
Real Estate Equity
4%
Structured Products
13%
Private Credit[3]
15%
Government and Agency[4]
19%
Public Credit[3]
20%
$424B
Commercial Loans (ex. Office)
8%
Commercial Loans (Office)
5%
Agricultural Loans
4%
Residential Loans
3%
Total Mortgage Loans

Highlights

- Large, diversified global portfolio
- Disciplined asset-liability management
- Prudent underwriting and risk management
- Well positioned for uncertain environments
- Unrealized gains in real estate equity of $6.4 billion[6]
- Favorable loss history over time

MetLife

[1] General Account (GA) Assets Under Management (AUM). At estimated fair value. [2] Includes cash equivalents. [3] Represents the respective public and private portion of Investment Grade Corporate and Below Investment Grade Corporate. Public Credit includes Rule 144A securities and syndicated bank loan investments. [4] Represents Foreign Government and U.S. Government and Agency. [5] Includes common & preferred stock. [6] Real estate equity fair value of $18.1 billion and carrying value of $11.7 billion.

8

9 High quality commercial mortgage portfolio¹ • Diversified geographically and by property type • Concentrated in high-quality assets and in larger, primary markets • 58% average Loan-to-Value (LTV) and 2.4x average Debt Service Coverage Ratio (DSCR) • Commercial mortgage CECL2 allowance for credit loss of $319 million • Delinquency rate of 5 basis points • Only 14% of maturities scheduled in 2023 with 36% resolved through 4/30/23 1 At March 31, 2023. 2 Current expected credit loss (CECL). 3Amortized cost value as of March 31, 2023, prior to allowance for credit loss and excluding joint venture investments. LTV and DSCR Matrix $53.7 Billion3 LTV >1.2x 1.0-1.2x <1.0x Total <65% 70.4% 3.2% 3.3% 76.9% 65-75% 14.9% 1.4% 0.9% 17.2% 76-80% 1.9% 0.4% 0.5% 2.8% >80% 1.8% 0.9% 0.4% 3.1% Total 89.0% 5.9% 5.1% 100.0%

10 Office commercial mortgage loan portfolio • Office CML1 exposure $21 billion, or 4.9% of GA AUM • High quality portfolio; 89% of portfolio is collateralized by Class A properties • Average LTV of 57% and DSCR of 2.4x • Geographically diverse across international and U.S. markets • Reduced office CML exposure from 50% in 2016 to 39% as of 3/31/23 • Only 19% of maturities scheduled in 2023 with 36% resolved through 4/30/23 19.4% 9.3% 13.4% 14.0% 14.0% 29.9% 2023 2024 2025 2026 2027 2028+ Scheduled Maturities (% of Office CML Portfolio) 1Commercial mortgage loan (CML). Majority of Loans Low LTV and High DSCR LTV >1.2x 1.0x-1.2x <1.0x Total <65% 76.4% 1.9% 5.0% 83.3% 65-75% 11.4% 0.5% 0.5% 12.4% 76-80% 1.4% —% —% 1.4% >80% 2.0% 0.1% 0.8% 2.9% Total 91.2% 2.5% 6.3% 100.0%

11 11.9% 12.2% 12.4% 13.5% 12.0% 1Q22 2Q22 3Q22 4Q22 1Q23 1 Direct expense ratio, excluding total notable items related to direct expenses and pension risk transfers (PRT). 12.6% Annual Target 1Q23 direct expense ratio1 of 12.0%, below 12.6% annual target

12 Holding Company Cash1 $5.4 $4.2 $4.5 $5.2 $5.4 $4.2 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 Cash & capital 1 Includes cash and liquid assets at MetLife, Inc. and other holding companies at quarter-end. 2 Includes MetLife, Inc.'s principal U.S. insurance subsidiaries, excluding American Life Insurance Company. 3 MetLife calculates RBC annually as of December 31 and, accordingly, the calculation does not reflect conditions and factors occurring after the year end. 4 Includes MetLife, Inc.'s principal U.S. insurance subsidiaries, excluding American Life Insurance Company for both periods. $3.0B to $4.0B Cash Buffer Capital • Share repurchases of $0.8 billion in 1Q23 – $223 million shares repurchased in April 2023 • 2022 Combined NAIC Risk-Based Capital ratio2,3 of 367%, above 360% target • Expected total U.S. Statutory Adjusted Capital4 of $17.7 billion at 3/31/23, down 3% from 12/31/22 • Expected Japan Solvency Margin ratio of ~725% at 3/31/23 ($ in billions)

Appendix

14 GAAP Consolidated Statement of Operations (LDTI Basis) FY2022 FY2021 (In millions) Revenues Premiums $ 48,510 $ 41,152 Universal life and investment-type product policy fees 5,225 5,244 Net investment income 15,916 21,395 Other revenues 2,630 2,619 Net investment gains (losses) (1,260) 1,543 Net derivative gains (losses) (2,251) (3,257) Total revenues 68,770 68,696 Expenses Policyholder benefits and claims 49,507 43,118 Policyholder liability remeasurement (gains) losses 114 (172) Market risk benefit remeasurement (gains) losses (3,674) (1,237) Interest credited to policyholder account balances 3,894 5,571 Policyholder dividends 706 880 Amortization of DAC and VOBA 1,831 2,037 Amortization of negative VOBA (29) (35) Interest expense on debt 938 920 Other expenses, net of capitalization of DAC 9,119 9,096 Total expenses 62,406 60,178 Income (loss) before provision for income tax 6,364 8,518 Provision for income tax expense (benefit) 1,062 1,642 Net income (loss) 5,302 6,876 Less: Net income (loss) attributable to noncontrolling interests 18 21 Net income (loss) attributable to MetLife, Inc. 5,284 6,855 Less: Preferred stock dividends 185 195 Preferred stock redemption premium — 6 Net income (loss) available to MetLife, Inc.'s common shareholders $ 5,099 $ 6,654

15 Reconciliation of Net Income (Loss) Available to MetLife, Inc.'s Common Shareholders to Adjusted Earnings Available to Common Shareholders (LDTI Basis) FY2022 FY2021 (In millions) Net Income (loss) available to MetLife, Inc.'s common shareholders $ 5,099 $ 6,654 Adjustments from net income (loss) available to MetLife, Inc.'s common shareholders to adjusted earnings available to common shareholders: Less: Net investment gains (losses) (1,260) 1,543 Less: Net derivative gains (losses) (2,251) (3,257) Less: Market risk benefit remeasurement gains (losses) 3,674 1,237 Less: Other adjustments to net income (loss) (1,419) (1,039) Less: Provision for income tax (expense) benefit 580 294 Add: Net income (loss) attributable to noncontrolling interests 18 21 Add: Preferred stock redemption premium — 6 Adjusted earnings available to common shareholders 5,793 7,903 Less: Total notable items 89 293 Adjusted earnings available to common shareholders, excluding total notable items $ 5,704 $ 7,610

Segment Results - Adjusted Earnings Available to Common Shareholders and Adjusted Premiums, Fees and Other Revenues (LDTI Basis)

FY2022

(In millions)	U.S.	Group Benefits	Retirement & Income Solutions	Asia	Latin America	EMEA	MetLife Holdings	Corporate & Other
Adjusted earnings available to common shareholders	$ 2,967	$ 1,332	$ 1,635	$ 1,617	$ 729	$ 249	$ 1,031	$ (800)
Less: Total notable items	79	—	79	(32)	1	15	26	—
Adjusted earnings available to common shareholders, excluding total notable items	$ 2,888	$ 1,332	$ 1,556	$ 1,649	$ 728	$ 234	$ 1,005	$ (800)
Adjusted premiums, fees and other revenues	$ 37,580	$ 23,266	$ 14,314	$ 7,346	$ 4,438	$ 2,281	$ 4,123	$ 382
Less: Pension risk transfers (PRT)	12,219	—	12,219	—	—	—	—	—
Adjusted premiums, fees and other revenues, excluding PRT	$ 25,361	$ 23,266	$ 2,095	$ 7,346	$ 4,438	$ 2,281	$ 4,123	$ 382

FY2021

(In millions)	U.S.	Group Benefits	Retirement & Income Solutions	Asia	Latin America	EMEA	MetLife Holdings	Corporate & Other
Adjusted earnings available to common shareholders	$ 3,054	$ 463	$ 2,591	$ 2,517	$ 274	$ 306	$ 2,103	$ (351)
Less: Total notable items	14	—	14	56	6	—	11	206
Adjusted earnings available to common shareholders, excluding total notable items	$ 3,040	$ 463	$ 2,577	$ 2,461	$ 268	$ 306	$ 2,092	$ (557)
Adjusted premiums, fees and other revenues	$ 28,176	$ 22,543	$ 5,633	$ 8,120	$ 3,790	$ 2,708	$ 4,513	$ 457
Less: Pension risk transfers (PRT)	3,513	—	3,513	—	—	—	—	—
Adjusted premiums, fees and other revenues, excluding PRT	$ 24,663	$ 22,543	$ 2,120	$ 8,120	$ 3,790	$ 2,708	$ 4,513	$ 457

MetLife

16

17 Cautionary Statement on Forward-Looking Statements The forward-looking statements in this presentation, using words such as “anticipate,” “are confident,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “grow,” “guidance,” “if,” “intend,” “likely,” “long-term,” “may,” “near-term,” “ongoing,” “outlook,” “plan,” “potential,” “project,” “remain,” “should,” “target,” “to be,” “will,” and “would” are based on assumptions and expectations that involve risks and uncertainties, including the “Risk Factors” MetLife, Inc. describes in its U.S. Securities and Exchange Commission filings. MetLife’s future results could differ, and it does not undertake any obligation to publicly correct or update any of these statements.

18 Explanatory Note on Non-GAAP and Other Financial Information Any references in this presentation (except in this Explanatory Note on Non-GAAP Financial Information and Reconciliations) to: Should be read as, respectively: (i) net income (loss); (i) net income (loss) available to MetLife, Inc.’s common shareholders; (ii) net income (loss) per share; (ii) net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share; (iii) adjusted earnings; and (iii) adjusted earnings available to common shareholders; and (iv) adjusted earnings per share; (iv) adjusted earnings available to common shareholders per diluted common share; In this presentation, MetLife presents certain measures of its performance on a consolidated and segment basis that are not calculated in accordance with accounting principles generally accepted in the United States of America (GAAP). MetLife believes that these non-GAAP financial measures enhance the understanding for MetLife and its investors of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of the business. Segment-specific financial measures are calculated using only the portion of consolidated results attributable to that specific segment. The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP: Non-GAAP financial measures: Comparable GAAP financial measures: (i) adjusted premiums, fees and other revenues; (i) premiums, fees and other revenues; (ii) adjusted premiums, fees and other revenues, excluding pension risk transfers (PRT); (ii) premiums, fees and other revenues; (iii) adjusted capitalization of deferred policy acquisition costs (DAC); (iii) capitalization of DAC; (iv) adjusted earnings available to common shareholders; (iv) net income (loss) available to MetLife, Inc.’s common shareholders; (v) adjusted earnings available to common shareholders, excluding total notable items; (v) net income (loss) available to MetLife, Inc.’s common shareholders; (vi) adjusted earnings available to common shareholders per diluted common share; (vi) net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share; (vii) adjusted earnings available to common shareholders, excluding total notable items, per diluted common share; (vii) net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share; (viii) adjusted other expenses; (viii) other expenses; (ix) adjusted other expenses, net of adjusted capitalization of DAC; (ix) other expenses, net of capitalization of DAC; (x) adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses; (x) other expenses, net of capitalization of DAC; (xi) adjusted expense ratio; (xi) expense ratio; (xii) adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT; (xii) expense ratio; (xiii) direct expenses; (xiii) other expenses; (xiv) direct expenses, excluding total notable items related to direct expenses; (xiv) other expenses; (xv) direct expense ratio; and (xv) expense ratio; and (xvi) direct expense ratio, excluding total notable items related to direct expenses and PRT. (xvi) expense ratio.

19 MetLife’s definitions of non-GAAP and other financial measures discussed in this presentation may differ from those used by other companies: Adjusted earnings and related measures • adjusted earnings; • adjusted earnings available to common shareholders; • adjusted earnings available to common shareholders, excluding total notable items; • adjusted earnings available to common shareholders per diluted common share; • adjusted earnings available to common shareholders, excluding total notable items per diluted common share; and • adjusted earnings available to common shareholders on a constant currency basis. These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings and components of, or other financial measures based on, adjusted earnings are also MetLife’s GAAP measures of segment performance. Adjusted earnings and other financial measures based on adjusted earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and other financial measures based on adjusted earnings allow analysis of MetLife's performance relative to its business plan and facilitate comparisons to industry results. Effective January 1, 2023, MetLife adopted ASU 2018-12, Financial Services - Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, as amended ("LDTI"), with a transition date of January 1, 2021, which impacted the calculation of adjusted earnings. With the the adoption of LDTI, the measurement model was simplified for DAC and VOBA, and most embedded derivatives were reclassified as market risk benefits. As a result, MetLife updated its calculation of adjusted earnings to remove certain adjustments related to the amortization of DAC, VOBA and related intangibles and adjusted for changes in measurement of certain guarantees. Under LDTI, adjusted earnings excludes changes in fair value associated with market risk benefits, changes in discount rates on certain annuitization guarantees, losses at contract inception for certain single premium business, and asymmetrical accounting associated with in-force reinsurance. All periods presented herein reflect the updated calculation of adjusted earnings. Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends. Adjusted revenues and adjusted expenses These financial measures, along with the related adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of (i) market volatility which could distort trends, (ii) asymmetrical and non-economic accounting, and (iii) revenues and costs related to divested businesses, non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP. Market volatility can have a significant impact on the Company’s financial results. Adjusted earnings excludes net investment gains (losses), net derivative gains (losses), market risk benefits remeasurement gains (losses) and goodwill impairments. Further, policyholder benefits and claims exclude (i) changes in the discount rate on certain annuitization guarantees accounted for as additional liabilities and (ii) market value adjustments. Explanatory Note on Non-GAAP and Other Financial Information (Continued) Any of these financial measures shown on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the most recent period. As a result, comparable prior period amounts are updated each period to reflect the most recent period average foreign currency exchange rates. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in this presentation and in this period’s earnings news release, which is available at www.metlife.com.

20 Explanatory Note on Non-GAAP and Other Financial Information (Continued) Asymmetrical and non-economic accounting adjustments are made to the line items indicated in calculating adjusted earnings: • Net investment income includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment ("Investment hedge adjustments"). • Other revenues include settlements of foreign currency earnings hedges. • Policyholder benefits and claims excludes (i) amortization of basis adjustments associated with de-designated fair value hedges of future policy benefits, (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation- indexed investments, and (iii) non-economic losses incurred at contract inception for certain single premium annuity business. These losses are amortized into adjusted earnings within policyholder benefits and claims over the estimated lives of the contracts. • Interest credited to policyholder account balances excludes amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments. Divested businesses are those that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP. Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP. Other adjustments are made to the line items indicated in calculating adjusted earnings: • Net investment income and interest credited to policyholder account balances excludes certain amounts related to contractholder-directed equity securities ("Unit-linked contract income") and ("Unit-linked contract costs"). • Other revenues include fee revenue on synthetic GICs accounted for as freestanding derivatives. • Other revenues exclude and other expenses include fees received in connection with services provided under transition service agreements. • Other expenses exclude (i) implementation of new insurance regulatory requirements and other costs, and (ii) acquisition, integration and other related costs. Other expenses include (i) deductions for net income attributable to noncontrolling interests, and (ii) benefits accrued on synthetic GICs accounted for as freestanding derivatives. Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance. The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife's effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms. In addition, adjusted earnings available to common shareholders excludes the impact of preferred stock redemption premium, which is reported as a reduction to net income (loss) available to MetLife, Inc.’s common shareholders. Investment portfolio gains (losses) and derivative gains (losses) These are measures of investment and hedging activity. Investment portfolio gains (losses) principally excludes amounts that are reported within net investment gains (losses) but do not relate to the performance of the investment portfolio, such as gains (losses) on sales and divestitures of businesses, as well as investment portfolio gains (losses) of divested businesses. Derivative gains (losses) principally excludes earned income on derivatives and amortization of premium on derivatives, where such derivatives are either hedges of investments or are used to replicate certain investments, and where such derivatives do not qualify for hedge accounting. This earned income and amortization of premium is reported within adjusted earnings and not within derivative gains (losses).

21 Explanatory Note on Non-GAAP and Other Financial Information (Continued) Return on equity and related measures • Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: Total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses), future policy benefits discount rate remeasurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses), defined benefit plans adjustment, components of AOCI, net of income tax. • Total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA): Total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses), future policy benefits discount rate remeasurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses), defined benefit plans adjustment, components of AOCI, and total notable items, net of income tax. • Return on MetLife, Inc.’s common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.'s average common stockholders’ equity. • Adjusted return on MetLife, Inc.’s common stockholders’ equity: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity. • Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity, excluding AOCI other than FCTA. • Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA): adjusted earnings available to common shareholders, excluding total notable items, divided by MetLife, Inc.'s average common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA). The above measures represent a level of equity consistent with the view that, in the ordinary course of business, we do not plan to sell most investments for the sole purpose of realizing gains or losses. Expense ratio, direct expense ratio, adjusted expense ratio and related measures • Expense ratio: other expenses, net of capitalization of DAC, divided by premiums, fees and other revenues. • Direct expense ratio: adjusted direct expenses, divided by adjusted premiums, fees and other revenues. • Direct expense ratio, excluding total notable items related to direct expenses and PRT: adjusted direct expenses, excluding total notable items related to direct expenses, divided by adjusted premiums, fees and other revenues, excluding PRT. • Adjusted expense ratio: adjusted other expenses, net of adjusted capitalization of DAC, divided by adjusted premiums, fees and other revenues. • Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT: adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses, divided by adjusted premiums, fees and other revenues, excluding PRT. General Account (GA) assets under management (GA AUM) GA AUM is used by MetLife to describe assets in its general account GA investment portfolio which are actively managed and stated at estimated fair value. GA AUM is comprised of GA total investments, the portion of the GA investment portfolio classified within assets held-for-sale, and cash and cash equivalents, excluding policy loans, contractholder-directed equity securities, fair value option securities and certain other invested assets, as substantially all of these assets are not actively managed in MetLife’s GA investment portfolio. Mortgage loans (including commercial, agricultural and residential) and real estate equity (including real estate and real estate joint ventures) included in GA AUM (at net asset value, net of deduction for encumbering debt) have been adjusted from carrying value to estimated fair value. Classification of GA AUM by sector is based on the nature and characteristics of the underlying investments which can vary from how they are classified under GAAP. Accordingly, the underlying investments within certain real estate and real estate joint ventures that are primarily commercial mortgage loans (at net asset value, net of deduction for encumbering debt) have been reclassified to exclude them from real estate equity and include them as commercial mortgage loans. Asia GA AUM and related measures Asia GA AUM is used by MetLife to describe assets in its Asia GA investment portfolio which are actively managed and stated at estimated fair value. Asia GA AUM is comprised of Asia GA total investments, the portion of the Asia GA investment portfolio classified within assets held-for-sale and cash and cash equivalents, excluding policy loans, contractholder-directed equity securities, fair value option securities and certain other invested assets, as substantially all of these assets are not actively managed in MetLife’s Asia GA investment portfolio. Mortgage loans (including commercial, agricultural and residential) and real estate equity (including real estate and real estate joint ventures) included in Asia GA AUM (at net asset value, net of deduction for encumbering debt) have been adjusted from carrying value to estimated fair value. At the segment level, intersegment balances (intercompany activity, primarily related to investments in subsidiaries, that eliminate at the MetLife consolidated level) are excluded from Asia GA AUM. Asia GA AUM (at amortized cost) excludes the following adjustments: (i) unrealized gain (loss) on investments carried at estimated fair value and (ii) adjustments from carrying value to estimated fair value on mortgage loans (including commercial, agricultural and residential) and real estate and real estate joint ventures. Asia GA AUM (at amortized cost) is presented net of related allowance for credit loss.

22 Explanatory Note on Non-GAAP and Other Financial Information (Continued) Statistical sales information: • U.S.: ◦ Group Benefits: calculated using 10% of single premium deposits and 100% of annualized full-year premiums and fees from recurring premium policy sales of all products. ◦ Retirement and Income Solutions: calculated using 10% of single premium deposits and 100% of annualized full-year premiums and fees only from recurring premium policy sales of specialized benefit resources and corporate-owned life insurance. • Latin America, Asia and EMEA: calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity. The following additional information is relevant to an understanding of MetLife’s performance results and outlook: • Volume growth, as discussed in the context of business growth, is the period over period percentage change in adjusted earnings available to common shareholders attributable to adjusted premiums, fees and other revenues and assets under management levels, applying a model in which certain margins and factors are held constant. The most significant of such items are underwriting margins, investment margins, changes in equity market performance, expense margins and the impact of changes in foreign currency exchange rates. • Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. • Holding company cash and liquid assets are held by MetLife, Inc. collectively with other MetLife holding companies and include cash and cash equivalents, short term investments and publicly traded securities excluding assets that are pledged or otherwise committed. Assets pledged or otherwise committed include amounts received in connection with securities lending, repurchase agreements, derivatives, regulatory deposits, the collateral financing arrangement, funding agreements and secured borrowings, as well as amounts held in the closed block.

Reconciliation of Net Income (Loss) Available to MetLife, Inc.'s Common Shareholders to Adjusted Earnings Available to Common Shareholders

(In millions, except per share data)

	1Q23	1Q23 Earnings Per Weighted Average Common Share Diluted[1]	1Q22	1Q22 Earnings Per Weighted Average Common Share Diluted[1]
Net Income (loss) available to MetLife, Inc.'s common shareholders	$ 14	$ 0.02	$ 1,571	$ 1.89
Adjustments from net income (loss) available to MetLife, Inc.'s common shareholders to adjusted earnings available to common shareholders:				
Less: Net investment gains (losses)	(684)	(0.88)	(517)	(0.62)
Less: Net derivative gains (losses)	(90)	(0.12)	(951)	(1.15)
Less: Market risk benefit remeasurement gains (losses)	(188)	(0.24)	1,440	1.73
Less: Other adjustments to net income (loss)	(383)	(0.48)	(271)	(0.32)
Less: Provision for income tax (expense) benefit	180	0.23	180	0.22
Add: Net income (loss) attributable to noncontrolling interests	5	0.01	5	0.01
Adjusted earnings available to common shareholders	1,184	1.52	1,695	2.04
Less: Total notable items	—	—	—	—
Adjusted earnings available to common shareholders, excluding total notable items	$ 1,184	1.52	$ 1,695	$ 2.04
Adjusted earnings available to common shareholders on a constant currency basis	$ 1,184	$ 1.52	$ 1,675	$ 2.02
Adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis	$ 1,184	$ 1.52	$ 1,675	$ 2.02
Weighted average common shares outstanding - diluted		781.2		830.5

MetLife

[1] *Adjusted earnings available to common shareholders, excluding total notable items, per diluted common share is calculated on a standalone basis and may not equal (i) adjusted earnings available to common shareholders per diluted common share, less (ii) total notable items per diluted common share.*

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Reconciliation to Adjusted Earnings Available to Common Shareholders, Excluding Total Notable Items

1Q23

(In millions)	U.S.[1]	Group Benefits[1]	Retirement & Income Solutions[1]	Asia	Latin America	EMEA	MetLife Holdings[1]	Corporate & Other[1]
Adjusted earnings available to common shareholders	$ 707	$ 307	$ 400	$ 280	$ 215	$ 60	$ 158	$ (236)
Less: Total notable items	—	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders, excluding total notable items	$ 707	$ 307	$ 400	$ 280	$ 215	$ 60	$ 158	$ (236)
Adjusted earnings available to common shareholders on a constant currency basis				$ 280	$ 215	$ 60		
Adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis				$ 280	$ 215	$ 60		

1Q22

(In millions)	U.S.[1]	Group Benefits[1]	Retirement & Income Solutions[1]	Asia	Latin America	EMEA	MetLife Holdings[1]	Corporate & Other[1]
Adjusted earnings available to common shareholders	$ 663	$ 117	$ 546	$ 599	$ 135	$ 55	$ 348	$ (105)
Less: Total notable items	—	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders, excluding total notable items	$ 663	$ 117	$ 546	$ 599	$ 135	$ 55	$ 348	$ (105)
Adjusted earnings available to common shareholders on a constant currency basis				$ 581	$ 142	$ 46		
Adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis				$ 581	$ 142	$ 46		

[1] *Results on a constant currency basis are not included as constant currency impact is not significant.*

MetLife

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25 Reconciliation of Net Investment Income to Adjusted Net Investment Income FY2020 FY2021 FY2022 1Q22 1Q23 (In millions) Net investment income $ 17,117 $ 21,395 $ 15,916 $ 4,284 $ 4,645 Less: Adjustments to net investment income Investment hedge adjustments (815) (895) (976) (215) (264) Unit-linked contract income 568 952 (1,298) (498) 303 Other adjustments (10) (9) (10) (6) — Divested business 46 67 11 11 — Adjusted net investment income $ 17,328 $ 21,280 $ 18,189 $ 4,992 $ 4,606

26 Reconciliation of Premiums, Fees and Other Revenues to Adjusted Premiums, Fees and Other Revenues 1Q22 2Q22 3Q22 4Q22 1Q23 (In millions) Premiums, fees and other revenues $ 12,589 $ 13,543 $ 19,335 $ 10,898 $ 11,517 Less: Adjustments to premiums, fees and other revenues: Asymmetrical and non-economic accounting — — — — — Other adjustments 47 48 40 25 (3) Divested business 55 — — — — Adjusted premiums, fees and other revenues $ 12,487 $ 13,495 $ 19,295 $ 10,873 $ 11,520

Expense Detail and Ratios

(In millions, except ratio data)

	1Q22	2Q22	3Q22	4Q22	1Q23
Reconciliation of Capitalization of DAC to Adjusted Capitalization of DAC					
Capitalization of DAC	$ (652)	$ (637)	$ (626)	$ (699)	$ (718)
Less: Divested businesses	(11)	—	—	—	—
Adjusted capitalization of DAC	$ (641)	$ (637)	$ (626)	$ (699)	$ (718)
Reconciliation of Other Expenses to Adjusted Other Expenses					
Other expenses	$ 2,912	$ 2,868	$ 2,875	$ 3,078	$ 3,057
Less Adjustments to other expenses:					
Other adjustments	47	60	47	37	16
Divested businesses	32	8	13	21	11
Adjusted other expenses	$ 2,833	$ 2,800	$ 2,815	$ 3,020	$ 3,030
Other Detail and Ratios					
Other expenses, net of capitalization of DAC	$ 2,260	$ 2,231	$ 2,249	$ 2,379	$ 2,339
Premiums, fees and other revenues	$ 12,589	$ 13,543	$ 19,335	$ 10,898	$ 11,517
Expense ratio	18.0 %	16.5 %	11.6 %	21.8 %	20.3 %
Direct expenses	$ 1,332	$ 1,335	$ 1,342	$ 1,481	$ 1,387
Less: Total notable items related to direct expenses	—	—	—	—	—
Direct expenses, excluding total notable items related to direct expenses	$ 1,332	$ 1,335	$ 1,342	$ 1,481	$ 1,387
Adjusted other expenses	$ 2,833	$ 2,800	$ 2,815	$ 3,020	$ 3,030
Adjusted capitalization of DAC	(641)	(637)	(626)	(699)	(718)
Adjusted other expenses, net of adjusted capitalization of DAC	$ 2,192	$ 2,163	$ 2,189	$ 2,321	$ 2,312
Less: Total notable items related to adjusted other expenses	—	—	—	—	—
Adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses	$ 2,192	$ 2,163	$ 2,189	$ 2,321	$ 2,312
Adjusted premiums, fees and other revenues	$ 12,487	$ 13,495	$ 19,295	$ 10,873	$ 11,520
Less: PRT	1,258	2,564	8,466	(69)	(21)
Adjusted premiums, fees and other revenues, excluding PRT	$ 11,229	$ 10,931	$ 10,829	$ 10,942	$ 11,541
Direct expense ratio	10.7 %	9.9 %	7.0 %	13.6 %	12.0 %
Direct expense ratio, excluding total notable items related to direct expenses and PRT	11.9 %	12.2 %	12.4 %	13.5 %	12.0 %
Adjusted expense ratio	17.6 %	16.0 %	11.3 %	21.3 %	20.1 %
Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT	19.5 %	19.8 %	20.2 %	21.2 %	20.0 %

MetLife

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